EXHIBIT 99.1

December 2004 ESTABLISHED 1920 HELMERICH & PAYNE, INC. A Presentation for Sanders Morris Harris Group 16 December 2004

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company's Form 10-Q filed with the Securities and Exchange Commission on August 13, 2004.

Rig Locations 101 U.S. Rigs 27 International Rigs 128 Total H&P Rigs 8 Management Contracts South America Venezuela 10/12 Colombia 2/2 Ecuador 8/8 Bolivia 0/3 Argentina 1/1 GOM 6/11 U.S. Land 84/90 California Equatorial Guinea Russia Hungary 1/1

2000 2001 2002 2003 2004 Rig Fleet Size 88 96 111 128 128 Has Increased Its Total Rig Fleet by 45% Since 2000 45% Increase

Equity Net Debt After Tax Portfolio Value Total Capitalization 0.82 0.06 0.12 Net Debt To Total Capitalization September 30, 2004

Portfolio Liquidation 1996 1997 1998 1999 2000 2001 2002 2003 2004 6/27/1905 Tax Basis 86 83 68 68 69 64 48 47 35 29.1 Tax Basis Market Value @ 9-30-95 $158 million Net Proceeds FY 1996 - Present $178 million Market Value @ 12-10-04 $193 million 12-04

International Platform Conventional FlexRigs Rig Fleet 27 11 29 61 Three Distinct Markets December 2004

1997 1998 1999 2000 2001 2002 2003 2004 Rigs 18,000' + 15 15 15 16 18 22 22 21 Rigs 8 - 18,000' 15 21 25 23 31 44 61 69 Move from Deep to Mid-Depth Land Rigs

Newest Fleet In Industry Built or Upgraded December 2004 % of Fleet 1980 - 1989 16 12% 1990 - 1994 23 18% 1995 - 1999 38 30% 2000 - 2003 51 40% Total Rigs 128 100% Electric Rigs (SCR & AC) 93% Varco Top Drives 109

Rigs Available 61 26 11 27 3 128 Rigs Working/ Contracted 61 23 6 22 0 112 % Activity 100% 88% 55% 81% 0% 88% U.S. Land, FlexRig & Mobile U.S. Land, Conventional U.S. Platform International Land In transit to the U.S. Total Management Contracts: U.S. GOM & CA Equatorial Guinea Russia Total Rigs Working/Contracted Rig Status as of 15 December 2004 3 1 4 120

Segment Outlook - U.S. Land Strong and Improving! Sustained rig demand Potential for continuing dayrate increases Growing customer focus on safety and performance Exploit H&P's competitive advantages

1996 1997 1998 1999 2000 2001 2002 2003 2004 Rig Count 585 583 606 614 629 643 655 682 682 708 714 714 689 719 745 748 778 830 818 842 858 856 835 861 836 811 772 726 696 692 670 656 635 606 587 531 479 432 410 387 395 435 468 510 573 608 639 635 635 627 634 659 689 715 763 819 848 886 893 920 929 952 974 1014 1041 1085 1100 1082 1026 955 847 761 721 682 634 628 702 720 720 719 722 722 706 720 727 781 819 864 916 943 959 966 967 980 991 988 983 1001 1030 EBITDA (3 mos avg) 21672 22697 24795 23152 23154 26157 27263 29043 21751 28228 31812 37819 42653 45866 50576 47182 52090 59632 65372 67306 66317 70693 73006 73381 76473 77513 77820 72916 79049 82462 81741 69846 61025 50010 43016 41935 46725 45103 39858 22643 15558 7309 9240 10456 14874 20881 25037 34037 36013 41622 39793 54905 58278 68856 64096 75973 80862 100711 110529 121765 126430 148355 184713 226154 260274 310431 334294 355311 351836 359959 323262 265302 177679 139395 141796 155548 166680 152648 150851 143378 143909 149367 147487 136522 136610 144423 172368 204778 216052 227453 219053 221942 198579 184485 184892 214259 220382 219967 220459 Baker Hughes U.S. Land Rig Count November 2004 Contracts 1130 Rigs Working 24 November 2004

U.S. Land Cash Flow Margin

FlexRig3 32 rigs 29 months in field 20 months average rig age FlexRig3 Incremental Return Estimates 4000 5000 6000 7000 8000 9000 10000 11000 Actual 12 mos. FY2004 Avg. Dayrate* $11,560 CoCR, No Tax CoCR, Fully Taxed Projected Avg. Dayrate $15,000 Projected Avg. Dayrate $16,500 Actual Last 3 Months Avg. Dayrate $12,790 ROI, Fully Taxed Actual Dec.1, 2004 Avg. Dayrate $13,950 Projected Avg. Dayrate $18,000 19,400 operating days 99% activity 32nd rig spud on May 2004 * Note: Average Dayrate values are different and usually lower than the corresponding Average Rig Revenue per Day values.

Steady platform rig demand and supply Continues to be a rewarding business (Outstanding performance, reasonable ROI) Operating leverage available for potential recovery Rig management contract opportunities Segment Outlook - Offshore, U.S. GOM Steady, Good Potential

? Venezuela - Nine deep rigs are working. Tenth large rig has LOI. ? Colombia - One rig working. Second rig has LOI for December start. ? Ecuador - Eight rigs working. Possibility of one year firm contract for additional 2000 HP rig with Ecuadorian operator. ? Hungary - As forecast, R168 will complete work December 04. Return to U.S., Ecuador or Trinidad. ? Bolivia/ Argentina - One rig working, three rigs stacked. Several opportunities pending. Segment Outlook - International Recovering! Highest Activity in S.America since 1998

Russia - High Potential H&P now four months into assistance contract for four Russia rigs. Early Results of Assistance Team: ? Good relationship with customer. ? Steep learning curve for Russian & artic environment. ? Improving field performance. ? FlexRig design offers a clear advantage over Russian rigs. 3. Growing interest in application of new drilling rig technology.

H&P is the leader in: Well and personnel safety Field performance Best value Why Do Operators Select H&P Rigs?

2003 Safety Performance * *

Innovative technology Reduced move times Reliability Drilling performance H&P is the Leader in Field Performance

Apply New Ideas & Technology Integrated Top Drive Mechanized Tubular Handling VFD AC Drawworks BOP Handling V-ICIS eD Controls Communications

H&P Land Rig Moves 1998 to 2004 1200 HP Mobile Rigs 1500 HP FlexRigs 1000 HP 1500 HP 2000 HP 3000 HP Average Rig Move Days 2.39 3.31 5.75 7.27 8.27 10.38 # moves 723 1150 266 158 130 89 Conventional Rigs (Rig move time: Time from rig release on last well to spud of next well including time to rig down, transport, rig up and prepare to spud.)

FlexRig3 Highlights of Rigs 210 - 241 1. Field performance vs. customer's planned drill curves ? 474 complete wells to date ? 323 wells (68%) under ? 22 wells (5%) on ? 129 wells (27%) over 2. 50% of FlexRig3s are currently drilling directional, more technically difficult wells, compared to 26% for the industry.

H&P FlexRig3 Downtime Performance June 2002 - November 2004 FlexRigs Contracted Downtime Percentage

Example of Best Value: H&P 213 FlexRig3

Average of best Best of Competition H&P R213 in field to Aug 02 Dec 04 Jan 05 Drilling days 21 9.5 7.5 Completion days 2 2 2 Moving days 6 5 3 Well cycle in days 29 16.5 12.5 2. Contractor rate/day $8,000 $12,000 $15,500 Operator's other intangible cost per day estimate $7,000 $7,000 $7,000 Operator's daily "spread" cost estimate $15,000 $19,000 $22,500 Intangible cost per well $435,000 $313,500 $281,250 3. Total Value Added - per well $187,500 $247,500 per year ~$4.1MM ~$7.1MM 4. Captured by drilling contractor - per year ~$1.4MM ~$2.7MM 34% 38% Best Value - Reduced Well Cycle Time

Best Value Reduced Well Cycle Time 3. Added value from FlexRig3 operations Lowest total well cost Increased wells per rig per year: 1st Year: 18 wells vs. 12.5 wells Wells 28 - 41: 29 wells vs. 12.5 wells Early production: Incremental wells on production 1st Year: 5.5 wells / yr Wells 28 - 41: 16.5 wells / yr Improved efficiency of operator's organization

SALE OF RIGS 191 & 192 1. Projected Potential Average Financial Returns on Investment U.S. Land 7% S. America 5% Saudi A. / Indonesia 8% New construction or reactivation ^16% 2. Supporting considerations ? Avoid investing $4.5 - 11.3 per rig in older rigs to capture low rates of return. ? Use a special situation to sell older equipment at premium prices. ? Move $20MM from older equipment to possible reinvestment in new technology at higher returns. ? Emphasizes "Raising returns" to investors.

Prospects and Areas of Interest

Why We Are Optimistic About The Future? Expanded rig fleet provides greater leverage Returning idle international and offshore rigs to work provides upside Achieve historic advantage of higher utilization rates and margins Value proposition becomes more compelling in an improving market

FlexRig3 H&P Rig 241 - Wyoming